UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 9, 2024

Monogram Technologies Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41707	81-3777260
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3919 Todd Lane, Austin, TX 78744

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (512) 399-2656

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MGRM	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Selling Agency Agreement

On July 9, 2024, Monogram Technologies Inc. (“the Company”), entered into a selling agency agreement (the “Selling Agency Agreement”) with Digital Offering LLC (the “Digital Offering”), in connection with the Company’s best efforts offering (the “Offering”) of up to 4,444,445 units, with each unit consisting of (a)  one share of our 8.00% Series D Convertible Cumulative Preferred Stock (the “Series D Preferred Stock”) and (b) one common stock purchase warrant to purchase one share of our common stock, $0.001 par value per share (the “Common Stock”), for a total of 4,444,445 shares of our Series D Preferred Stock and warrants to purchase up to an aggregate of 4,444,445 shares of our Common Stock (and shares of Common Stock underlying shares of Series D Preferred Stock, PIK dividends on Series D Preferred Stock, and all such warrants).

Digital Offering will act as the lead selling agent for the Offering pursuant to the terms of the Selling Agency Agreement. Under the Selling Agency Agreement, the Company has agreed to pay Digital Offering a commission of 5.8% of the gross proceeds received in the Offering, which shall be allocated by Digital Offering to members of its selling group and soliciting dealers in Digital Offering's sole discretion. The Company will reimburse Digital Offering for its reasonable and documented legal costs up to a maximum of $75,000, of which $25,000 has been paid to date.

Digital Offering is acting on a “reasonable best efforts” basis, in connection with the Offering. Digital Offering is under no obligation to purchase any of the units or arrange for the sale of any specific number or dollar amount of shares of the units.

Any securities sold under the Selling Agency Agreement will be issued pursuant to a prospectus supplement relating to the Offering dated July 9, 2024, and an accompanying base prospectus that form a part of the registration statement on Form S-3 that the Company filed with the Securities and Exchange Commission (“SEC”) on June 4, 2024 (File No. 333-279927) and was declared effective on June 14, 2024 (collectively, the “Registration Statement”).

The provisions of the Selling Agency Agreement, including the representations and warranties contained therein, are not for the benefit of any party other than the parties to such agreement and are not intended as a document for investors and the public to obtain factual information about the current state of affairs of the parties to that document. Rather, investors and the public should look to other disclosures contained in the Company’s filings with the SEC.

Subscription Agreement

In connection with the Offering, the Company will enter into a Subscription Agreement (the “Subscription Agreement”), pursuant to which the Company agrees to sell to certain investors up to 4,444,445 units consisting of one share of Series D Preferred Stock and one Common Stock Purchase Warrant. Each investor must complete a Subscription Agreement and submit the applicable Subscription Price as set forth therein.

Common Stock Purchase Warrant

In connection with the Offering, the Company will issue to each investor a Common Stock Purchase Warrant. Each Common Stock Purchase Warrant is exercisable at any time beginning after 180 days from July 9, 2024 through and including July 8, 2024, unless earlier redeemed. Each Common Stock Purchase Warrant is exercisable to purchase one share of Common Stock at an exercise price at an exercise price of $3.375 per share, which is a 150% premium over the unit price of the securities offered in this Offering.

The warrants will be issued in book-entry form pursuant to a Warrant Agency Agreement between the Company and Equity Stock Transfer, LLC as warrant agent, or the Warrant Agent. The warrants sold to the public will not be listed on any exchange or trading medium.

The foregoing descriptions of the Selling Agency Agreement, Form of Subscription Agreement, Form of Common Stock Purchase Warrant, and Form of Warrant Agency Agreement, are not complete and are qualified in their entirety by reference to the full text of each, copies of which are filed herewith as Exhibit 1.1, Exhibit 10.1, Exhibit 4.1, and Exhibit 4.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

The legal opinion of Duane Morris LLP relating to the securities that may be offered and sold pursuant to the Registration Statement and the Selling Agency Agreement is filed as Exhibit 5.1 to this Current Report on Form 8-K.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On March 12, 2024, and subsequently further supplemented and ratified on July 12, 2024, in connection with the Offering, the Company Board adopted a Certificate of Designations to be filed with the Secretary of State of the State of Delaware (the “DE Secretary”) to create, out of the Company’s authorized but unissued preferred stock, the Series D Preferred Stock (the “Certificates of Designations”). On July 12, 2024, the Certificate of Designations was filed with the DE Secretary.

Series D Preferred Stock

The Series D Preferred Stock, par value $0.001 per share, shall be perpetual, subject to certain provisions in the Certificates of Designations, and the authorized number of shares of the Series D Preferred Stock shall by 6,000,000 shares. The number of shares of Series D Preferred Stock may be increased from time to time pursuant to the Certificate of Designations and any such additional shares of Series D Preferred Stock shall form a single series with the Series D Preferred Stock. Each share of Series D Preferred Stock shall have the same designations, rights, preferences, powers, restrictions and limitations as every other share of Series D Preferred Stock. The Series D Preferred Stock ranks, as to dividend rights and rights upon the Company’s liquidation, dissolution, or winding up, senior to all classes or series of the Company’s Common Stock.

The foregoing description of the Series D Preferred Stock is subject to and qualified by reference to the full text of the Certificate of Designations, which is attached to this Current Report on Form 8-K as Exhibit 3.1.

Cautionary Statement Regarding Forward-Looking Statements

Statement contained in this Form 8-K regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements, other than statements of historical fact, are highly likely to be affected by other unknowable future events and conditions, including elements of the future that are or are not under our control, and that the Company may or may not have considered; accordingly, such statements cannot be guarantees or assurances of any aspect of future performance. Actual developments and results are highly likely to vary materially from any forward-looking statements as a result of a number of factors, including those described in the Prospectus Supplement and the Company's other filings with the SEC, including, but not limited to its annual filing on Form 10-K filed with the SEC on March 15, 2024, the Registration Statement, and any additional or final prospectus supplement to be filed with the SEC in connection with the Offering. The Company undertakes no duty to update any forward-looking statement made herein.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits:

Exhibit No.	Description
1.1	Selling Agency Agreement, dated July 9, 2024, between Digital Offering LLC and Monogram Technologies Inc.
3.1	Certificate of Designations of Preferences, Rights and Limitations of 8.00% Series D Convertible Cumulative Preferred Stock
4.1	Form of Common Stock Purchase Warrant
4.2	Form of Warrant Agency Agreement
5.1	Opinion of Duane Morris LLP
10.1	Form of Subscription Agreement
23.1	Consent of Duane Morris LLP (included in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Monogram Technologies Inc.

Dated: July 12, 2024	/s/ Benjamin Sexson
Benjamin Sexson
Chief Executive Officer

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